UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

450 Wireless Blvd.,  Hauppauge, NY    11788

(Address of principal executive offices)

(Zip code)

Emile Molineaux, Gemini Fund Services, LLC.

450 Wireless Blvd., Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2616

Date of fiscal year end:

4/30

Date of reporting period:   10/31/08

Item 1.  Reports to Stockholders.

SEMI-ANNUAL REPORT

OCTOBER 31, 2008

CLASS A SHARES  (EASAX)

CLASS C SHARES  (EASYX)

CLASS I SHARES  (EASIX)

1-877-EAS-0757

(1-877-327-0757)

www.EASfunds.com

Distributed by Northern Lights Distributors, LLC

Member FINRA/SIPC

Dear Shareholders,

What is the greatest fear one has when investing money in a mutual fund?  Our guess: the   fear that the stock market will drop so dramatically that they will see their hard-earned   savings evaporate.  At the same time, should such an event develop in reality instead of   simply in theory, we should learn a lot of what we need to know to evaluate “worst case”   outcomes.  While we can never say with any certainty that the first 2 ½ months of your   fund’s life saw the worst stock market environment imaginable, it sure was more   damaging than most investors have experienced.  Due to the natural time lag in the   publication of this, our October 31, 2008 shareholder letter (written in mid-December),   we know that as bad as it was through October, it got worse before it started to get better.

So, what happened, how did it impact the stock and bond markets, and how did the EAS Genesis Fund (the “Fund”) fare during this period?

Investment Market Review

•

This past summer, as we in South Florida prepared for another hurricane season in the tropics, we encountered this storm instead:  Auction rate securities, muni bond insurers, Bear Stearns, Fannie/Freddie, Goldman and Morgan Stanley, AIG, Lehman Brothers, Washington Mutual and Wachovia.  Unless you were Rip Van Winkle, we don’t have to tell you what happened and how it impacted both markets and market participants in ways that will be captured in the history books.  As one commentator has suggested, perhaps the next breaking headline will be Federal Reserve to buy all unsold Girl Scout Cookies!”

•

It was in this environment that we launched the Fund, with the goal of providing investors of all types with a core portfolio that attempts to sidestep the weaknesses of traditional investment management in favor of a refreshing approach to asset allocation.  We were tested right off the bat!

•

The past year has taught investors one thing: never say never!  It all started from the housing glut and it will continue until that market is repaired.

•

Many homeowners and investors have learned the hard way what “risk” really means, and that is - if debt becomes a lifestyle, there may be a severe punishment later.  It took a while but the system broke.

•

The range of possible events in the markets have expanded, and that is why we are stronger believers than ever in an investment approach that is FLEXIBLE AND ADAPTIVE…an investment approach which we at Emerald have embraced and applied since our founding 10 years ago.

FUND PERFORMANCE AND PERSPECTIVE ON DOWN MARKETS

Your Fund declined by 8.20% from its August 14, 2008 inception date through October 31, 2008.  By comparison, the Standard and Poors 500 Stock Total Return Index fell 24.31% and the BarCap US Aggregate Bond Total Return Index (formerly the Lehman Aggregate Bond Index) fell 2.70%.  Thus, the Fund’s primary benchmark (50% S&P + 50% BarCap) fell 13.50%.

Past performance does not guarantee future results. The performance data quoted

represents past performance and current returns may be lower or higher. The investment   return and principal value will fluctuate so that an investor's shares, when redeemed may   be worth more or less than the original cost. To obtain performance information current   to the most recent month end, please call 1-877-EAS-0757.

In a “normal” market environment, this would not be acceptable to your Fund’s management team.  However, in a period in which the S&P 500 fell more than 2% per week on average, we believe we survived quite well.  Everyone would like to have their investment portfolio appreciate all the time.  However, as many investors now realize, there are three types of scenarios over a particular period of time:

1.

You make money

2.

You lose money

3.

You lose so much money that your lifestyle is impacted and your hopes of recovering what you lost, much less seeing long-term appreciation, are greatly diminished.

You have likely dealt with numbers 1 and 2 as an investor.  Number 3 has been “put on the table” for a noticeable portion of the investor population in 2008.  As a shareholder of the Fund, it is important for you to understand that we, your manager, think constantly about the difference between numbers 2 and 3 above, and the impact it would have on you.  We believe that perspective, and the recognition of the brief list of scenarios above, is a central part of our risk-management strategy.  We also feel that this is one of the distinguishing features between our fund and the majority of mutual funds in existence.

To be clear, our objective as with any investment is to earn a reasonable positive return.  The keys in our opinion are:

1.

Produce that return over a “long-term” investment time horizon.  For your Fund, that target period is three years.  Not a particular three-year period, but ANY rolling three-year period you choose to measure.  Naturally, six weeks into the Fund’s life, we cannot yet evaluate that.

2.

Execute on a formula that we believe gives us the best chance of achieving the objective in number one.  That formula is as follows:

•

Capture a very limited portion of the stock market’s movement in declining markets

•

Capture a significant portion of the stock market’s movement in rising markets

Your Fund experienced approximately 1/3 of the stock market’s downside during the period ended October 31, 2008.  We think that this type of outcome over a longer period   of time is the first part of the winning formula we strive for.  As we say here at Emerald - playing great offense is always important, but playing exceptional defense on a consistent basis is the key to long-term investment success.

FUND PERFORMANCE ATTRIBUTION

During the quarter, the Fund benefitted from its holdings of mutual funds and Exchange-Traded Funds (ETFs) that deliver an “inverse” return on a particular stock index.  For instance, during the period, you owned an ETF whose price moves in the opposite direction of the S&P 500 Stock Index.  This allows the Fund to reduce volatility during falling markets.  This position was one of the biggest positive contributors to the Fund’s overall performance.  The Fund also produced solid gains during the quarter from holdings in two actively-managed mutual funds whose objective is to profit primarily by shorting stocks of companies the manager finds unattractive.  These two funds, Prudent Bear and Leuthold Grizzly Short, had the greatest positive impact on the Fund during this period.

However, our primary objective with a position like this is to make money on that investment.  Simply put, profit-potential is the primary reason we use an inverse security, and hedging the portfolio is an important but secondary motivation.

As is often the case in a down market, the most significant detractors from performance in the quarter were declines in the Fund’s largest holdings, since their larger position in the portfolio has the greatest dollar impact.  In the case of this abbreviated quarter, Fairholme Fund and Jensen Fund, two “Concentrated Equity” funds, and Leuthold Asset Allocation Fund were the largest performance detractors.  Our position in an ETF that tracks the price of gold also produced a negative return during the period.  Naturally, this is a limited marking period and we still believe that these are long-term pillars of the Fund’s portfolio.

The Fund’s “Global Cycle” sub-strategy had a very limited impact on the portfolio.  Our active decision to greatly underweight this potentially most volatile segment of the Fund paid off during the period.

As a reminder, the Fund allocates assets among three primary strategies, all of which have the capability of incorporating the use of inverse securities:

Hybrid - styles that exhibit low volatility and low correlation to the broad markets.

Concentrated Equity - equity styles that pursue long-term growth of capital using a very limited number of holdings (typically 30 or less).

Global Cycle - securities that seek to capitalize on long-term trends identified by Emerald's research team.

We also use a portion of the portfolio to invest in securities which may not fit precisely into these three strategies, or which we choose to overweight modestly in the overall portfolio for a shorter period of time.  One example of this is our position of under 1% of the Fund in the ProShares Lehman Ultrashort 20 Year+ Treasury Fund.  This particular ETF seeks to profit from rising U.S. Treasury rates, and we expect that when the “flight to quality” era starts to recede, U.S. Treasury bond rates for longer bond maturities will move higher to correct the extraordinary move we saw during the panicked period of mid-September.

As of October 31, 2008 your Fund was allocated as follows:

Hybrid Strategy

47%

Concentrated Equity Strategy

22%

Global Cycle Strategy

  4%

Tactical

  7%

Cash

20%

The Road Ahead

“The Noah Rule: Predicting rain doesn’t count; building arks does.”  - Warren Buffet

•

We feel that as we opened the Fund in August, we were quite prepared for the events that followed.  Going forward, we will continue to be guided by the key tenets of our portfolio management philosophy:

• Be flexible in our investment approach

• Be adaptive to changes in the global economy and markets

• Be opportunistic but not aggressive

• Find bull markets wherever they exist (via long or short investments)

• Capture as much of the market’s upside and as little of its downside as possible

• Keep losses short in duration and shallow in magnitude

• Produce positive returns in as market environments as possible.

•

Potential future threats include more bank failures, liquidity problems at insurance companies, credit card defaults, student loan defaults, and perhaps the biggest – the frenetic selling by the “little guy.”  This is typically the last phase of a market panic.

•

 A month ago we would not have expected to say this, but the selling reached such an intensity level that we now feel we are getting closer to what we call a buying opportunity.  In general, we analyze a buying opportunity by asking ourselves “on a risk-adjusted basis, can we buy something that can generate a reasonable annualized return over the next 3 years?”  We are not there yet, but we think about it this way: if something has dropped in price from 100 to 50, it may have downside to 40.  However, if in three years we give it a good chance to be at 65, we are getting closer.

Reasons for Long-term Global Economic Optimism

•

We believe that the cleansing of the financial system will be not good in the long run…it will be great!  More responsible homeownership (i.e - if you put 20% down, you can get a house; if not, you rent).  Those who work hard to maintain a good credit rating will be rewarded, not viewed as “low-risk, low-return” borrowers by banks and mortgage companies.  This is the “deleveraging” process you hear about on TV these days.  It has started but it will take a long time to finish (years not months).

•

Stocks often bottom about six months before the economy does.  We have no idea when either will happen, but we do know that there will be places to make money at all times.  Our job is to find them for you, even if they are in unusual places.

•

Along with a reduced desire for risk by investors and financial institutions should come a greater appreciation for true balance within a portfolio.  “Balance” is not accomplished by buying a collection of things that sound different but act the same (growth, value, small cap, international), but rather by creating portfolios with components that are not highly correlated with each other or the markets.  We believe that a carefully constructed “balance” can enable your portfolio’s growth in a much steadier fashion than the index-fund universe (and how are they doing these days)?

Closing Thoughts

We are living in most interesting times.  While others in our industry may be on the defensive following the infliction of significant injuries, we feel that have emerged with “only a flesh wound,” and as a result have maintained a strong portfolio position.  We thank you for the confidence you have placed in us, and we look forward to our unique Mutual Fund playing a critical role in the achievement of your investment objectives.

Despite the stock market’s sharp decline during the period, we saw in the Fund what we have observed for many years in the separate account strategies we manage; specifically, that a widely diversified mix that includes non-traditional investment styles, if apportioned via a thorough portfolio management discipline, can allow the investor to get a good night’s sleep, even during a financial tsunami.  That is what we have set out to do in the Fund, and we are so glad you chose to align with us.

Best regards,

Robert A. Isbitts

Chief Investment Officer

Emerald Asset Advisors, LLC

Disclosures:

An investor should consider the Fund’s investment objective, risks, charges and expenses carefully before investing. This and other information about the EAS Genesis Fund is contained in the Fund’s prospectus, which can be obtained by calling 1-877-EAS-0757 (1-877-327-0757). Please read the prospectus carefully before investing. The Fund is distributed by Northern Lights Distributors, LLC, member FINRA/SIPC.

Mutual Funds involve risk including possible loss of principal.  The Fund may invest in small, less well-known companies, which may be subject to more erratic market movements than large-cap stocks; foreign securities, which are subject to currency fluctuations and political uncertainty; and derivative securities, which may carry market, credit, and liquidity risks.  These risks may result in greater share price volatility.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-877-EAS-0757.

An index is an unmanaged group of stocks considered to be representative of different segments of the stock market in general.  You cannot invest directly in an index.

The S&P 500 Index is an unmanaged composite of 500-large capitalization companies.  The index is widely used by professional investors as a performance benchmark for large-cap stocks.

The Lehman Brothers Aggregate Bond Index is comprised of approximately 6,000 publicly traded bonds including the U.S. Government, mortgage-backed, corporate and Yankee bonds with an average maturity of 10 years.

The Fund’s inception date is August 14, 2008.  The Fund offers 3 share classes (A, C and I).  Maximum sales charge (load) as a percentage of offering price is 5.50%.  See Prospectus for details.  Annual Operating expense ratios for each share class are 2.93% for Class A, 3.68% for Class C and 2.68% for Class I.

1292-NLD-12/19/2008

EAS Genesis Fund
PORTFOLIO REVIEW
October 31, 2008 (Unaudited)

% of
Top Holdings by Industry	Net Assets
Asset Allocation Funds	18.29%
Value Funds	16.16%
Market Neutral Funds	15.48%
Contrarian Funds	9.85%
Growth Funds	8.61%
Commodity Funds	5.99%
Debt Funds	3.06%
International Funds	1.52%
Specialty Funds	1.12%
Other, Cash & Cash Equivalents	19.92%
100.00%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed analysis of the Fund's holdings.

EAS Genesis Fund
PORTFOLIO OF INVESTMENTS
October 31, 2008 (Unaudited)
	Shares		Value
		ASSET ALLOCATION FUNDS - 18.29%
	31,873	Calamos Growth and Income Fund	$ 673,476
	9,030	CGM Focus Fund	274,778
	17,361	Comstock Capital Value Fund	54,860
	17,376	FPA Crescent Fund	352,220
	144,096	Leuthold Asset Allocation Fund	1,147,001
	26,732	Permanent Portfolio	823,607
		TOTAL ASSET ALLOCATION FUNDS (Cost $3,579,591)	3,325,942

		COMMODITY FUNDS - 5.99%
	1,200	iShares COMEX Gold Trust *	85,896
	9,400	SPDR Gold Trust *	670,596
	1,500	United States Natural Gas Fund LP *	43,350
	5,200	United States Oil Fund LP *	289,068
		TOTAL COMMODITY FUNDS (Cost $1,195,151)	1,088,910

		DEBT FUNDS - 3.06%
	93,761	Northeast Investors Trust	466,929
	3,294	Profunds Rising Rates Opportunity 10 ProFund	89,655
		TOTAL DEBT FUNDS (Cost $576,000)	556,584

		EQUITY FUNDS - 52.74%
		CONTRARIAN - 9.85%
	41,151	Grizzly Short Fund	377,766
	100	ProShares Short QQQ	7,420
	800	ProShares Short Russell 2000	71,768
	6,100	ProShares Short S&P 500	506,910
	4,000	ProShares UltraShort Lehman 20+ Year Treasury	257,080
	72,826	Prudent Bear Fund	570,955
			1,791,899
		INTERNATIONAL EQUITY - 1.52%
	2,800	iShares FTSE/Xinhua China 25 Index Fund	70,448
	8,300	iShares MSCI Japan Index Fund	74,617
	4,400	Morgan Stanley India Investment Fund, Inc.	66,704
	1,500	SPDR S&P Emerging Middle East & Africa ETF	63,225
			274,994
		GROWTH - 8.61%
	41,687	Jensen Portfolio	901,696
	45,552	Lateef Fund	327,519
	14,965	Nakoma Absolute Return Fund	336,124
			1,565,339

	See accompanying notes to financial statements.

EAS Genesis Fund
PORTFOLIO OF INVESTMENTS
October 31, 2008 (Unaudited) (Continued)
	Shares		Value
		MARKET NEUTRAL - 15.48%
	45,825	Calamos Market Neutral Income Fund	$ 502,702
	13,980	Caldwell & Orkin market Opportunity Fund	306,866
	62,647	Gabelli ABC Fund	581,366
	57,274	Gateway Fund	1,424,395
			2,815,329
		SPECIALTY - 1.12%
	4,651	Burnham Financial Industries Fund	44,558
	800	iShares S&P Global Telecommunications Sector Index Fund	37,344
	2,300	SPDR DJ Wilshire International Real Estate ETF	65,228
	5,982	Winslow Green Growth Fund *	56,885
			204,015
		VALUE - 16.16%
	68,247	Fairholme Fund	1,659,758
	28,091	FMI Large Cap Fund	329,230
	48,042	Greenspring Fund, Inc.	949,793
			2,938,781

		TOTAL EQUITY FUNDS (Cost $9,967,267)	9,590,357

		SHORT-TERM INVESTMENTS - 22.84%
	4,154,186	Goldman Sachs Financial Square Treasury Instruments Fund, 0.50% **	4,154,186
		(Cost $ 4,154,186)

		TOTAL INVESTMENTS - 102.92% (Cost $19,472,195) (a)	$ 18,715,979
		OTHER LIABILITIES & ASSETS - (2.92%)	(531,403)
		NET ASSETS - 100.0%	$ 18,184,576

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is substantially the same and differs
	from market value by net unrealized appreciation / depreciation of securities as follows:
		Unrealized appreciation	$ 224,327
		Unrealized depreciation	(980,543)
		Net unrealized depreciation	$ (756,216)

*	Non-Income producing security.
**	Money market fund; interest rate reflects seven-day effective yield on October 31, 2008.
	DJ- Dow Jones
	ETF - Exchange Traded Fund
	SPDR- Standard & Poors' Depositary Receipts
	MSCI- Morgan Stanley Capital International

	See accompanying notes to financial statements.

EAS Genesis Fund
STATEMENT OF ASSETS AND LIABILITIES
October 31, 2008 (Unaudited)

ASSETS
Investment securities:
At cost	$ 19,472,195
At value	$ 18,715,979
Receivable for securities sold	63,494
Dividends and interest receivable	4,134
Prepaid expenses and other assets	1,050
TOTAL ASSETS	18,784,657

LIABILITIES
Payable for securities purchased	576,531
Fees payable to other affiliates	7,599
Investment advisory fees payable	2,078
Distribution (12b-1) fees payable	107
Accrued expenses and other liabilities	13,766
TOTAL LIABILITIES	600,081
NET ASSETS	$ 18,184,576

Net Assets Consist Of:
Paid in capital [$0 par value, unlimited shares authorized]	$ 19,033,703
Accumulated net investment loss	(6,476)
Accumulated net realized loss from security transactions	(86,435)
Net unrealized depreciation of investments	(756,216)
NET ASSETS	$ 18,184,576

Net Asset Value Per Share:
Class A Shares:
Net Assets	$ 436,488
Shares of beneficial interest outstanding	47,539
Net asset value, redemption price per share (Net assets/Shares of Beneficial Interest) (a)	$ 9.18
Offering price per share (a)	$ 9.71

Class C Shares:
Net Assets	$ 33,612
Shares of beneficial interest outstanding	3,659.5
Net asset value, redemption price per share (Net assets/Shares of Beneficial Interest) (a)	$ 9.18

Class I Shares:
Net Assets	$ 17,714,476
Shares of beneficial interest outstanding	1,928,975
Net asset value, redemption price per share (Net assets/Shares of Beneficial Interest) (a)	$ 9.18

(a) Redemptions made within 30 days of purchase may be assessed a redemption fee of 2.00%.

See accompanying notes to financial statements.

EAS Genesis Fund
STATEMENT OF OPERATIONS
For the Period Ended October 31, 2008 (a) (Unaudited)

INVESTMENT INCOME
Dividends	$ 15,724
Interest	7,126
TOTAL INVESTMENT INCOME	22,850

EXPENSES
Investment advisory fees	19,039
Distribution (12b-1) fees:
Class A	147
Class C	11
Transfer agent fees	7,153
Accounting services fees	5,684
Administrative services fees	5,508
Audit fees	4,070
Registration fees	4,028
Legal fees	2,869
Compliance officer fees	2,630
Printing and postage expenses	1,912
Custodian fees	1,721
Insurance expense	956
Trustees' fees and expenses	478
Other expenses	383
TOTAL EXPENSES	56,589

Fees waived by the Advisor	(27,263)

NET EXPENSES	29,326

NET INVESTMENT LOSS	(6,476)

REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS
Net realized loss from security transactions	(86,435)
Net change in unrealized depreciation of investments	(756,216)
NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(842,651)

NET DECREASE IN NET ASSETS FROM OPERATIONS	$ (849,127)

(a) The EAS Genesis Fund commenced operations August 14, 2008.

See accompanying notes to financial statements.

EAS Genesis Fund
STATEMENT OF CHANGES IN NET ASSETS

For the
Period Ended
October 31, 2008 (a)
(Unaudited)
FROM OPERATIONS
Net investment loss	$ (6,476)
Net realized loss from security transactions	(86,435)
Net change in unrealized depreciation of investments	(756,216)
Net decrease in net assets resulting from operations	(849,127)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	538,007
Class C	34,010
Class I	18,533,034
Redemption fee proceeds:
Class I	20
Payments for shares redeemed:
Class A	(67,309)
Class I	(4,059)
Net increase in net assets from shares of beneficial interest	19,033,703

TOTAL INCREASE IN NET ASSETS	18,184,576

NET ASSETS
Beginning of Period	-
End of Period *	$ 18,184,576
* Includes accumulated net investment income (loss) of:	$ (6,476)

SHARE ACTIVITY
Class A:
Shares Sold	55,068
Shares Redeemed	(7,529)
Net increase in shares of beneficial interest outstanding	47,539

Class C:
Shares Sold	3,659
Shares Redeemed	-
Net increase in shares of beneficial interest outstanding	3,659

Class I:
Shares Sold	1,929,426
Shares Redeemed	(451)
Net increase in shares of beneficial interest outstanding	1,928,975

(a) The EAS Genesis Fund commenced operations August 14, 2008.

See accompanying notes to financial statements.

EAS Genesis Fund
FINANCIAL HIGHLIGHTS
Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout The Period

	Class A	Class C	Class I
	For the Period	For the Period	For the Period
	Ended	Ended	Ended
	October 31, 2008 (1)	October 31, 2008 (1)	October 31, 2008 (1)
	(Unaudited)	(Unaudited)	(Unaudited)

Net asset value, beginning of period	$ 10.00	$ 10.00	$ 10.00

Activity from investment operations:
Net investment loss (2)	(0.01)	(0.01)	(0.01)
Net realized and unrealized
loss on investments	(0.81)	(0.81)	(0.81)
Total from investment operations	(0.82)	(0.82)	(0.82)

Paid-in-capital from redemption fees	-	-	0.00	(3)

Net asset value, end of period	$ 9.18	$ 9.18	$ 9.18

Total return (4,5)	(8.20%)	(8.20%)	(8.20%)

Net assets, end of period (000s)	$ 436	$ 34	$ 17,714

Ratio of gross expenses to average
net assets (6,7)	3.22%	3.74%	3.07%
Ratio of net expenses to average
net assets (6,7)	1.95%	2.70%	1.70%
Ratio of net investment (loss)
to average net assets (6,7)	-0.50%	-2.19%	-0.37%

Portfolio Turnover Rate	36%	36%	36%

(1) The EAS Genesis Fund commenced operations on August 14, 2008.
(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.
(3) Represents less than $0.01 per share.
(4) Total returns shown exclude the effect of applicable sales loads/redemption fees.
(5) Not Annualized.
(6)	The ratios of expenses and net investment (loss) to average net assets do not reflect the Fund's proportionate share of income and expenses of underlying investments companies in which the Fund invests.
(7) Annualized.

See accompanying notes to financial statements.

EAS Genesis Fund

NOTES TO FINANCIAL STATEMENTS

October 31, 2008 (Unaudited)

1.

ORGANIZATION

The EAS Genesis Fund (the “Fund”) is a diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a trust organized under the laws of the State of Delaware on January 19, 2005, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.  The Fund’s investment objective is preservation and growth of capital.  The Fund commenced operations on August 14, 2008.

The Fund currently offers three classes of shares; Class A, Class C and Class I shares.  Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their ongoing service and distribution charges.   All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans.  The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements.  These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day as of which such value is being determined, or if no sales prices are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Securities listed on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  If NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day at the bid price.  In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at “fair value” as determined in good faith by the Fund’s Board of Trustees (the “Board”) on a quarterly basis, in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).   The Procedures consider, among others, include the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.   Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost. Investments in open-end investment companies are valued at net asset value.

Valuation of Fund of Funds - The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”).  Underlying Funds are valued at their respective net asset values as reported by such investment companies. The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157") effective August 14, 2008. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157, establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.  Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Fair Value Measurement:

These inputs are summarized in the three broad levels listed below.

Level 1- quoted prices in active markets for identical securities.

Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments.)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2008 in valuing the Fund’s investments carried at fair value:

Valuation Inputs	Investment in Securities ($)	Other Financial Instruments ($)*
Level 1 - Quoted Prices	14,561,793
Level 2 - Other Significant Observable Prices	4,154,186
Level 3 - Significant Unobservable Inputs	-
TOTAL	18,715,979

                          * Other financial instruments include futures, forwards and swap contracts.

Security transactions and related income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

Federal income tax – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

Effective August 14, 2008, the Fund adopted the provisions of Financial Accounting Standards Board (“FASB”) Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). As of the period ended October 31, 2008, the Fund did not have a liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Expenses – Expenses of the Trust that are directly identifiable to a specific Fund are charged to that Fund.  Expenses, which are not readily identifiable to a specific Fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.  INVESTMENT TRANSACTIONS

For the period ended October 31, 2008, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $18,271,426 and $2,866,982, respectively.

4.  INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are supervised under the direction of the Board, which is responsible for the overall management of the Fund. Emerald Asset Advisors, LLC serves as the Fund’s Investment Advisor (the “Advisor”). The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an Advisory Agreement with the Fund, the Advisor, under the supervision of the Board, oversees the daily operations of the Fund and supervises the performance of administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of 1.00% of the Fund’s average daily net assets.  For the period ended October 31, 2008, the Fund incurred $19,039 of advisory fees.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until August 30, 2009, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of any front-end or contingent deferred sales loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, expenses of investing in Underlying Funds or extraordinary expenses, such as litigation) do not exceed 1.95%, 2.70% and 1.70% per annum of the Fund’s average daily net assets for Class A shares, Class C shares and Class I shares, respectively.  During the period ended October 31, 2008 the Advisor waived fees totaling $27,263.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund's Operating Expenses attributable to Class A, Class C and Class I shares are subsequently less than 1.95%, 2.70% and 1.70% of average daily net assets, the Advisor shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund's expenses to exceed 1.95%, 2.70% and 1.70% of average daily net assets for Class A, Class C and Class I shares, respectively. If Fund Operating Expenses attributable to Class A, Class C and Class I shares subsequently exceed 1.95%, 2.70% and 1.70% per annum of the Fund's average daily net assets, respectively, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). As of October 31, 2008 there was $27,263 of fee waivers subject to recapture by the Advisor through April 30, 2012.

The Board has adopted a Distribution Plan and Agreement (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of its average daily net assets for Class A shares (of which up to 0.25% is a shareholder service fee) and 1.00% of its average daily net assets for Class C shares (of which up to 0.75% is a distribution fee and up to 0.25% is a shareholder service fee) is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Advisor.  During the period ended October 31, 2008, pursuant to the Plan, Class A shares paid $147 and Class C shares paid $11.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares and is an affiliate of GFS.

The Fund pays each Trustee who is not affiliated with the Trust or Advisor a pro rata share of the total fee of $7,500 per quarter as well as reimbursement for any reasonable expenses incurred when attending meetings. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

Pursuant to separate servicing agreements, GFS is compensated for providing administration, fund accounting, transfer agency and custody administration services to the Fund as follows:

Administration.  The Fund pays GFS an asset-based fee in decreasing amounts as Fund assets reach certain breakpoints. The Fund is subject to a minimum annual fee. The Fund also pays GFS for any out-of-pocket expenses.   Fees are billed monthly as follows:

The greater of:

A minimum annual fee of $36,000 or

10 basis points or 0.10% per annum on the first $100 million in net assets

8 basis points or 0.08% per annum on the next $150 million in net assets

6 basis points or 0.06% per annum on net assets greater than $250 million

Fund Accounting.  Total charges for Fund Accounting services include asset-based fees and out-of-pocket expenses. Fees are calculated based upon the average net assets of the Fund for the previous month. The Fund pays GFS a base annual fee of $32,400 plus a basis point fee in decreasing amounts as Fund assets reach certain breakpoints, as follows:

2 basis points or 0.02% on net assets of $25 million to $100 million

1 basis point or 0.01% on net assets greater than $100 million

Transfer Agency.  For the services rendered by GFS in its capacity as transfer agent, the Fund pays GFS transfer agent fees, out-of-pocket expenses, activity charges, and special report charges.   The fees are billed monthly as follows:

-

The greater of the annual minimum or per account charges.   The annual minimum is $13,500 per class and the per account charge is $14.00 per account.

Custody Administration. Pursuant to the terms of the Fund’s Custody Administration Agreement with GFS (the “Custody Administration Agreement”), the Fund pays an asset-based fee in decreasing amounts as Fund assets reach certain breakpoints. The Fund also pays certain transaction fees and out-of-pocket expenses pursuant to the Custody Administration Agreement. GFS’s fees collected for the period ended October 31, 2008 were $256. The Custody fees listed in the Statement of Operations include the fees paid to GFS pursuant to the Custody Administration Agreement.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives from the Fund an annual fee, payable quarterly, and is reimbursed for out-of-pocket expenses.  For the period ended October 31, 2008, the Fund incurred expenses of $2,630 for compliance services pursuant to the Trust’s Agreement with NLCS.

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis.  For EDGAR services, GemCom charges a per-page conversion fee and a flat filing fee.   For the period ended October 31, 2008, GemCom collected amounts totaling $498 for EDGAR and printing services performed.

5.  REDEMPTION FEE

The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if shareholders sell their shares after holding them for less than 30 days. The redemption fee is paid directly to the Fund.  For the period ended October 31, 2008, the Fund assessed $20 in redemption fees for Class I.

EAS Genesis Fund

SUPPLEMENTAL INFORMATION

October 31, 2008 (Unaudited)

Approval of Advisory Agreement – EAS Genesis Fund

In connection with a regular Board meeting held on March 17, 2008 (the “Meeting”), the Board, including a majority of the Trustees who are not interested persons of the Trust or interested persons to the investment advisory agreement (the “Independent Trustees”), discussed the approval of the Advisory Agreement between the Trust and the Adviser, on behalf of the Fund.  In considering the Advisory Agreement, the Board interviewed the Adviser and received materials specifically relating to the Advisory Agreement.  These materials included: (a) information on the investment performance of the Adviser, a peer group of funds and appropriate indices with respect to the existing accounts of the Adviser; (b) arrangements in respect of the distribution of the Fund’s shares; and (c) the resources available with respect to compliance with the Fund’s investment policies and restrictions and with policies on personal securities transactions.  Additional information was furnished by the Adviser including information on (a) the overall organization of the Adviser; (b) investment management staffing; and (c) the financial condition of the Adviser.

In their consideration of the Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and the following summary does not detail all the matters considered. Matters considered by the Board, including the Independent Trustees, in connection with its approval of the Advisory Agreement include the following:

Nature, Extent and Quality of Services.   A presentation was given by a representative of the Adviser regarding the Fund’s investment strategies.  The Trustees discussed with a representative of the Adviser the extent of its research capabilities, the quality of its compliance infrastructure and the experience of its Fund management personnel.  The Trustees concluded that the Adviser has the ability to provide a level of service consistent with the Board's expectations.

Performance.  Because the Fund had not yet commenced operations, the Trustees could not consider the investment performance of the Fund. However, the Board, including the Independent Trustees, considered the nature and extent of the Adviser ’s past performance with its existing accounts, as well as other factors relating to the Adviser’s track record. The Board concluded that the Adviser’s past performance was acceptable.

Fees and Expenses.  The Board noted that the Adviser would charge a 1.00% annual advisory fee based on the average net assets of the Fund.  The Trustees concluded that the Fund’s advisory fees and expense ratio were acceptable in light of the quality of the services the Fund expected to receive from the Adviser, and the level of fees paid by funds in the peer group.

Economies of Scale. The Board, including the Independent Trustees, considered whether there will be economies of scale in respect of the management of the Fund and whether there is potential for realization of any further economies of scale.  After discussion, it was the consensus of the Board that, based on the anticipated size of the Fund for the initial two years of the Advisory Agreement, economies of scale was not a relevant consideration.

EAS Genesis Fund

SUPPLEMENTAL INFORMATION (Continued)

October 31, 2008 (Unaudited)

Profitability.  The Board, including the Independent Trustees, considered the profits to be realized by the Adviser in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit for the management of the Fund.  It also considered the profits to be realized by the Adviser from other activities related to the Fund.  The Trustees concluded that because of the Fund’s expense limitation agreement and the expected asset levels, they were satisfied that the Adviser’s level of profitability from its relationship with the Fund would not be excessive.

 Conclusion. Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the proposed Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee structures are fair and reasonable and that approval of the Advisory Agreement is in the best interests of the Trust and the Fund’s shareholders, and unanimously approved the proposed Advisory Agreement.

EAS Genesis Fund

EXPENSE EXAMPLES

October 31, 2008 (Unaudited)

As a shareholder of the EAS Genesis Fund, you incur two types of costs: (1) transaction costs, including contingent deferred sales charges (CDSCs) and redemption fees; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the EAS Genesis Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from August 14, 2008 through October 31, 2008.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the EAS Genesis Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as contingent deferred sales charges (loads), or redemption fees.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Actual	Beginning Account Value 8/14/08	Ending Account Value 10/31/08	Expenses Paid During Period 8/14/08 – 10/31/08*	Expense Ratio During the Period 8/14/08-10/31/08
Class A	$1,000.00	$918.00	$4.00	1.95%
Class C	1,000.00	918.00	5.53	2.70%
Class I	1,000.00	918.00	3.48	1.70%

Hypothetical (5% return before expenses)**	Beginning Account Value 8/14/08	Ending Account Value 10/31/08	Expenses Paid During Period 8/14/08 – 10/31/08***	Expense Ratio During the Period 8/14/08-10/31/08
Class A	$1,000.00	$1,015.38	$9.91	1.95%
Class C	1,000.00	1,011.59	13.69	2.70%
Class I	1,000.00	1,016.64	8.64	1.70%

*Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by the number of days in the period (78) divided by the number of days in the fiscal year (365).

** The hypothetical example assumes that the Portfolio was in operation for the full six months ended 10/31/08.

*** Expenses are equal to the average account value over the period, multiplied by the Portfolio’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-877-EAS-0757 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-877-EAS-0757.

INVESTMENT ADVISOR

Emerald Asset Advisors, LLC

2843 Executive Park Drive

Weston, FL 33331

ADMINISTRATOR

Gemini Fund Services, LLC

450 Wireless Blvd.

Hauppauge, New York 11788

LEGAL COUNSEL

Thompson Hine, LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

Item 2. Code of Ethics.  Not applicable.

Item 3. Audit Committee Financial Expert.  Not applicable.

Item 4. Principal Accountant Fees and Services.  Not applicable.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

1/7/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

1/7/09

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

1/7/09